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                                                                  EXHIBIT 4.1

                            See Legends on Reverse




Number            BERINGER WINE ESTATES HOLDINGS, INC.     Class B Common Stock
CB-               Incorporated Under the Laws of the                    Shares
   ---                     State of Delaware               -------------

                                                           See Reverse for
                                                           Statement Relating to
                                                           Rights, Preferences,
                                                           Privileges and
                                                           Restriction.




THIS CERTIFICATE IS TRANSFERABLE                                     CUSIP
IN NEW YORK, NY OR BOSTON, MA


      THIS CERTIFIES THAT __________________________________________ is the
owner of  ______________________________________________________________________
fully paid and nonassessable shares of Class B Common Stock, par value $.0001 per share, of



                     BERINGER WINE ESTATES HOLDINGS, INC.


transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not countersigned and registered by the Transfer Agent and Registrar.

      Each share of Class B Common Stock is entitled to one vote per share.





IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized offices and its corporate seal to be hereunto affixed this ___ day of _________________.


----------------------------                        ---------------------------
        Secretary                                   President and Chief
                                                    Executive Officer




Countersigned and Registered: Bank Boston, N.A., Transfer Agent and Registrar

Authorized Signature

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A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO
OR IMPOSED UPON EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND UPON THE HOLDERS THEREOF MAY BE OBTAINED, UPON REQUEST AND WITHOUT CHARGE, FROM THE SECRETARY OF THE CORPORATION AT THE CORPORATION'S PRINCIPAL OFFICES.

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   For Value Received, ________________ hereby sells, assigns and transfers unto
___________________________________ ____________ Shares of Class B Common Stock
represented by the within Certificate, and does hereby irrevocably constitute and appoint _________________ attorney to transfer said Shares on the books of the within named Corporation with full power of substitution in the premises.

   DATED: ______________________        SIGNED: ______________________________

   IN PRESENCE OF: _____________________________

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